===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): June 25, 2002



                              CISCO SYSTEMS, INC.

               (Exact name of registrant as specified in charter)




         CALIFORNIA                    0-18225                 77-0059951
(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)              File Number)          Identification No.)


170 WEST TASMAN DRIVE, SAN JOSE, CALIFORNIA                      95134-1706
 (Address of principal executive offices)                        (Zip Code)




Registrant's telephone number, including area code: (408) 526-4000

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ITEM 5.   OTHER EVENTS

          On June 25, 2002, Cisco Systems, Inc. ("Registrant") announced that it has completed the acquisition of privately-held Hammerhead Networks, Inc., a Delaware corporation. A copy of the press release issued by Registrant on June 25, 2002 concerning the foregoing transaction is filed herewith as
Exhibit 99.1 and is incorporated herein by reference.

          On June 27, 2002, Registrant announced that it has completed the acquisition of privately-held Navarro Networks, Inc., a Delaware corporation. A copy of the press release issued by Registrant on June 27, 2002 concerning the foregoing transaction is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

      (c)  Exhibits:

      99.1 Press Release of Registrant, dated June 25, 2002, announcing that it has completed the acquisition of privately-held Hammerhead Networks, Inc.

      99.2 Press Release of Registrant, dated June 27, 2002, announcing that it has completed the acquisition of privately-held Navarro Networks, Inc.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CISCO SYSTEMS, INC.

Dated: June 28, 2002                     By: /s/ DANIEL SCHEINMAN
                                         ---------------------------------------
                                         Daniel Scheinman, Senior Vice President
                                         and Assistant Secretary

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                                 EXHIBIT INDEX


Exhibit
Number                        Description of Document
-------                       -----------------------
99.1           Press Release of Registrant, dated June 25, 2002, announcing that it has completed the acquisition of privately-held Hammerhead
               Networks, Inc.

99.2 Press Release of Registrant, dated June 27, 2002, announcing that it has completed the acquisition of privately-held Navarro
               Networks, Inc.